UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2012

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In discussions with investors, Comverse, Inc. (the “Company”), a wholly-owned subsidiary of Comverse Technology, Inc. (“CTI”), expects to reiterate the following items that were previously discussed in the quarterly conference call of CTI:

•

The Company expects product bookings and maintenance revenue (excluding maintenance revenue attributable to maintenance services provided to customers during the initial service period) of more than $600 million for the fiscal year ending January 31, 2013 (“Fiscal 2012”);

•	The Company expects cash flow from operations to be approximately breakeven for Fiscal 2012; and
•

The Company expects to complete its spin-off as an independent company on October 31, 2012 with approximately $230 million in cash, cash equivalents and restricted cash (assuming the consummation of the sale of Starhome) and no indebtedness.

The Company defines “product bookings” as projected revenue from orders signed during a specified period, excluding revenue from maintenance agreements.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

Certain statements appearing in this Current Report constitute “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and dates for closing of transactions and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. The risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially are described in the Company’s filings with the SEC, including, without limitation, in the “Risk Factors” section of the Company’s Information Statement, filed as an exhibit to the Company’s Registration Statement on Form 10, which was most recently filed with the SEC on October 10, 2012. The documents and reports the Company files with the SEC are available through the Company, or its website, www.comverse.com, or through the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov. The Company undertakes no commitment to update or revise any forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

Date: October 17, 2012	By:	/s/ Roy Luria
	Name:	Roy Luria
	Title:	Senior Vice President, General Counsel and Corporate Secretary